 Exhibit 77(q)(1)

Exhibits

(a)(1)    Amendment #71 effective July 1, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the name change of ING Janus Contrarian Portfolio to ING Core Growth and Income Portfolio - Filed as an exhibit to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement filed on Form N-1A on February 10, 2012 and incorporated herein by reference.

(a)(2)    Amendment #72 dated July 15, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish Class Service 2 Shares of ING BlackRock Health Sciences Opportunities Portfolio and ING Goldman Sachs Commodity Strategy Portfolio and the Class I shares of ING Morgan Stanley Global Franchise Portfolio - Filed as an exhibit to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement filed on Form N-1A on February 10, 2012 and incorporated herein by reference.

(a)(3)   Amendment #73 effective November 17, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the dissolution of Class Service 2 shares of ING T. Rowe Price International Stock Portfolio - Filed as an exhibit to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement filed on Form N-1A on February 10, 2012 and incorporated herein by reference.

(a)(4)   Amendment #74 effective December, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the dissolution of ING Core Growth and Income Portfolio - Filed as an exhibit to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement filed on Form N-1A on February 10, 2012 and incorporated herein by reference.

(e)(1)    Amended Schedule A dated November 2011 to the Investment Management Agreement dated August 21, 3003 between ING Investors Trust and ING Investments, LLC – filed herein.

(e)(2)   Amended Schedule A dated July 1, 2011 to the Amended and Restated Investment Management Agreement dated August 29, 2005 between ING Investors Trust and Directed Services LLC – filed herein.

(e)(3)   Amended Schedule A and Schedule B dated July 1, 2011 to the Amended and Restated Management Agreement effective October 24, 1997, as amended May 24, 2002, and restated January 1, 2007 – filed herein.

(e)(4)   Amended Schedule A dated November 4, 2011 to the Sub-Advisory Agreement dated November 2, 2010 between Directed Services LLC and ING Investment Management Co. regarding adding ING Core Growth and Income Portfolio – filed herein.

(e)(5)   Amended Schedule dated November 2011 to the Sub-Advisory Agreement dated September 30, 2009 between Directed Services LLC and Artio Global Management LLC – filed herein.

(e)(6)   Amended Schedule A dated November 2011, to the Sub-Advisory Agreement dated February 2, 2007 between ING Investors Trust, Directed Services, LLC and BlackRock Investment Management, LLC - filed herein.

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(e)(7)   Sub-Advisory Agreement dated July 1, 2011 between Directed Services LLC and CBRE Clarion Securities LLC with respect to ING Clarion Global Real Estate Fund - Filed as an exhibit to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement filed on Form N-1A on February 10, 2012 and incorporated herein by reference.

(e)(8)   Sub-Advisory Agreement dated July 1, 2011 between Directed Services LLC and CBRE Clarion Securities LLC with respect to ING Clarion Real Estate Fund - Filed as an exhibit to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement filed on Form N-1A on February 10, 2012 and incorporated herein by reference.

(e)(9)   Amended Schedule A dated November 2011 to the Sub-Advisory Agreement dated April 30, 2010 between Directed Services LLC and Dimensional Fund Advisors LP – filed herein.

(e)(11)   Amended Schedule A and Schedule B dated November 2011 to the Sub-Advisory Agreement dated June 1, 20120 between Directed Services LLC and Invesco Advisers, Inc. – filed herein.

(e)(12)   Amended Schedule A dated November 2011 to the Sub-Advisory Agreement dated December 14, 2007 between Directed Services LLC and Marsico Capital Management LLC – filed herein.

(e)(13)   Amended Schedule A and Schedule B dated November 2011 to the Sub-Advisory Agreement dated May 1, 2002 between Directed Services LLC and Morgan Stanley Investment Management Inc. d/b/a Van Kampen – filed herein.

(e)(14)   Amended Schedule A dated November 2011 to the Sub-Advisory Agreement dated April 29, 2005 between Directed Services LLC and Pioneer Investment Management, Inc. – filed herein.

(e)(15)   Investment Sub-Sub-Advisory Agreement dated August 1, 2011 between and among T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd. - Filed as an exhibit to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement filed on Form N-1A on February 10, 2012 and incorporated herein by reference.